UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2004

SOLITARIO RESOURCES CORPORATION (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-50602 (Commission File Number)	84-1285791 (I.R.S. Employer Identification Number)

4251 Kipling Street, Suite 390, Wheat Ridge, CO                                                   80033
(Address of Principal Executive Offices)                                                         (Zip Code)

Registrant's telephone number, including area code:   (303) 534-1030

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
          On September 1, 2004, Deloitte and Touche, LLP ("Deloitte") advised Solitario Resources Corporation (the "Company") that it was resigning as the independent registered public accounting firm of the Company effective immediately. The Company is in the process of seeking a new independent registered public accounting firm.
          Deloitte's audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's most recent audit report on the Company's financial statements contained explanatory paragraphs relating to the Company's adoption of Statement of Financial Accounting Standards No. 142 in 2003 and to the restatement of the Company's financial statements for the years ended 2002 and 2001.
          During the Company's last two fiscal years and subsequent interim period to the date hereof, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.
          The Company's Independent Registered Public Accounting Firm advised management that the conditions that gave rise to the restatement of the 2002 and 2001 financial statements were deemed material weaknesses in internal controls. The weaknesses were the failure to evaluate, interpret and apply new and existing accounting principles generally accepted in the United State of America ("GAAP") in our financial statements and disclosures. This resulted in the classification of certain mineral rights as tangible assets rather than as intangible assets for accounting purposes, the capitalization of certain exploration expenses, and the classification of our investment in Crown warrants as marketable equity securities available for sale rather than as derivative instruments. In connection with the filing of this Form 8-K, Deloitte further advised the Company that it believes that these material weaknesses constitute a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
          The Company has provided to Deloitte a copy of the disclosures set forth above and requested Deloitte to furnish a letter addressed to the U.S. Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated September 08, 2004, addressed to the SEC regarding these disclosures is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits:
(c) Exhibits.
The following exhibit is filed herewith:
Exhibit No.                              Description
16.1                                          Letter of Deloitte and Touche LLP to the U.S. Securities and Exchange Commission.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
SOLITARIO RESOURCES CORPORATION (Registrant) /s/ James R. Maronick (Signature) James R. Maronick, Chief Financial Officer

Dated: September 08, 2004